SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 3, 1999


                               Interactive Magic, Inc.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                (State or other jurisdiction of incorporation)


             0-29750                                      56-2092059
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    (Commission file Number)                       (IRS Employer ID Number)


215 Southport Drive, Suite 1000, Morrisville, North Carolina        27560
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   919-461-0722
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                                       NA
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        (Former name or former address, if changed since last report)

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Item 6.  Resignation of Registrant's Director

Effective August 3, 1999, the Registrant accepted the resignation of Avi Suriel, a member of the Registrant's Board of Directors. In his letter of resignation, a copy of which is filed as an exhibit to this report, Mr. Suriel indicated that his reason for resigning was the Registrant's alleged failure to set a date for its annual shareholder meeting by August 3, 1999. On August 3, 1999, the Registrant publicly announced that it has set a record date of August 19, 1999 in preparation for the annual shareholder meeting currently scheduled for October 19, 1999, subject to change dependent upon the potential review of the Registrant's preliminary proxy materials by the SEC.

Exhibit:

17.1 Copy of letter from Avi Suriel tendering his resignation from the Registrant's Board of Directors effective August 3, 1999.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERACTIVE MAGIC, INC.


Date: August 4, 1999                /s/ Michael W. Oliver
                                    ------------------------------
                                    Michael W. Oliver,
                                    Chief Financial Officer